EXHIBIT 10.32

                               GEOWORKS CORPORATION
                                 1994 STOCK PLAN

                        RESTRICTED STOCK BONUS AGREEMENT


       This Agreement is made and entered into as of June 27th, 2001 (the "Effective Date") by and between Geoworks Corporation, a Delaware corporation (the "Company"), and the Recipient named below (the "Recipient"). Capitalized terms not defined below have the meaning ascribed to them in the Company's 1994 Stock Plan (the "Plan").


Recipient:

Social Security Number:

Address:



Total Number of Shares:                              (a)______________________or
       (with cash withholding election)              (b)________________________

Purchase Price Per Share:                            $1.50

Total Purchase Price:                                (a)______________________or
       (with cash withholding election)              (b)$_______________________

     1. Grant of Shares.

        1.1 Grant of Shares. On the Effective Date and subject to the terms and conditions of this Agreement and the Plan, Recipient hereby accepts from the Company, and the Company hereby grants to Recipient, the total number of shares set forth above (the "Shares") of the Company's Common Stock at the purchase price per share as set forth above (the "Purchase Price Per Share") for a total purchase price as set forth above (the "Purchase Price"). As used in this Agreement, the term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

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        1.2 Cash Withholding  Election.  By making the cash withholding election above, Recipient elects to receive a portion of Recipient's grant under this Agreement in cash, rather than in Shares, to be applied for state and federal income tax withholding purposes by the Company. This portion is an approximation only and there may be additional income tax due from Recipient generally or in connection with making a Section 83(b) election under the Internal Revenue Code. Recipient acknowledges Recipient's responsibility to satisfy such obligations and understands that the Company is not responsible for them. By making this election, Recipient waives any right to receive those Shares that Recipient otherwise would have received pursuant to this grant if Recipient has not made such election. In any event, the Company is not liable for any taxes due in connection with the grant or the disposition of the shares other than to apply the cash portion referred to above for tax withholding purposes.

     2. Delivery.

        2.1 Deliveries by Recipient. Recipient hereby delivers to the Company this executed Agreement.

        2.2 Deliveries by the Company. Within thirty days after receipt of the executed Agreement, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Recipient. [See my comment below in Section 7.]

     3. Recipient Acknowledgement. Recipient has received a copy of the Plan and this Agreement, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. Recipient acknowledges that there may be adverse tax consequences upon receipt, vesting and disposition of the Shares, and that Recipient should consult a tax adviser.

     4. Restrictions on Transfers. Except as otherwise approved by the Committee, Recipient shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are Unvested Shares as defined in Section 6. Any such transfer by Recipient in violation of this Section shall be void and of no force and effect, and shall result in the immediate forfeiture of all Unvested Shares. After the Shares have become Vested Shares, Recipient will not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions of this Agreement, the Plan and applicable securities laws.

     5. Market Standoff Agreement. Recipient agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Recipient will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally.

     6. Vesting of Shares.

        6.1 Unvested and Vested Shares. On the Effective Date, all of the Shares will be "Unvested Shares". For each thirty-day period following the Effective Date that Recipient continuously provides services to the Company or any Affiliate, then 4.2% (four and two/tenths percent) of the Shares will become "Vested Shares", so that after twenty-four such thirty-day periods all Shares would become Vested Shares. Despite the foregoing, in the event of a "Change In Control" prior to the Termination Date, all of the Shares will become Vested Shares. A "Change in Control" is: the occurrence of (i) any consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred through a merger, consolidation, tender offer or similar transaction; or (ii) any person (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), together with its affiliates and associates (as such terms are defined in Rule 405 under the Securities Act of 1933, as amended), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power; (iii) there is a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof; (iv) in one or a series of related transactions there is a sale or transfer of all or substantially all of the assets of the Company to a third party, determined on a consolidated basis, or (v) the Company enters into an agreement to effect a transaction described in (i), (ii), (iii) or (iv) above. No Shares will become Vested Shares after the Termination Date (as defined in Section 6.2 hereof). The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Common Stock of the Company occurring after the Effective Date.

        6.2 Forfeiture of Unvested Shares. If Recipient's Continuous Status as an Employee, Consultant or Outside Director is terminated or interrupted (as defined in the Plan) for any reason, or no reason, including without limitation Recipient's death, disability (as defined in Section 22(e)(3) of the Internal Revenue Code), voluntary resignation or termination by the Company with or without cause (individually and collectively -- "Terminated"), then all Unvested Shares shall be automatically forfeited, without notice, on the Termination Date and without any further action of any kind by the Company. In case of any dispute as to whether Recipient is Terminated, the Committee shall have sole discretion to determine whether Recipient has been Terminated and the effective date of such Termination (the "Termination Date"). Unvested Shares that are forfeited shall be immediately transferred to the Company without any payment from the Company, and the Company shall have full right to cancel any evidence of Recipient's ownership of such forfeited Shares automatically upon such forfeiture. Following such forfeiture, Recipient shall have no further rights with respect to such forfeited Shares. Vested Shares are not subject to cancellation.

        6.3 Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent, Subsidiary or Affiliate of the Company) to terminate Recipient's employment or other relationship with the Company (or any Parent, Subsidiary or Affiliate of the Company) at any time for any reason or no reason, with or without cause.

     7. Rights as Stockholder. Subject to the terms and conditions of this Agreement, Recipient will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Recipient receives the share certificate until such time as Recipient disposes of the Shares or the shares are forfeited pursuant to Section 6. Upon forfeiture, Recipient will have no further rights as a holder of the Unvested Shares, will have no right to receive payment for the forfeited Shares and will promptly surrender the stock certificate(s) evidencing the forfeited Shares to the Company. However, the forfeiture of Unvested Shares pursuant to Section 6 hereof shall not invalidate any votes given by Recipient with respect to such Shares prior to forfeiture.

     8. Restrictive Legends and Stop-Transfer Orders.

        8.1 Legends. Recipient understands and agrees that the Company will place the legend set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Recipient and the Company or any agreement between Recipient and any third party:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING THE POSSIBLITY OF FORFEITURE, AS SET FORTH IN A RESTRICTED STOCK BONUS AGREEMENT DATED JUNE 27, 2001 BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.

        8.2 Stop-Transfer Instructions. Recipient agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

        8.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any Recipient or other transferee to whom such Shares have been so transferred.

     9. Tax Consequences. Recipient understands that Section 83(b) of the Internal Revenue Code taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the risk of forfeiture pursuant to Section 6 of this Agreement. Recipient understands that Recipient may elect to be taxed at the time the Shares are granted, rather than when and as the Shares vest (and the risk of forfeiture lapses), by filing an election under Section 83(b) (an "83(b) election") of the Code within 30 days from the grant date. Recipient understands that failure to file such an election in a timely manner may result in adverse tax consequences for Recipient. Recipient further acknowledges that an additional copy of this election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Recipient acknowledges that the foregoing and the discussion of Section 83(b) attached hereto as Exhibit A are only a summary of the effect of United States federal income taxation with respect to the grant of Shares hereunder, and do not purport to be complete. Recipient further acknowledges that the Company has directed Recipient to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Recipient may reside, the tax consequences of Recipient's death and the decision whether or not to file an 83(b) Election in connection with the acquisition of the Shares.

     Recipient agrees that Recipient will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgement and Statement of Decision Regarding 83(b) Election (the "Acknowledgement"), attached hereto as Exhibit B. Recipient further agrees that Recipient will execute and submit with the acknowledgement a copy of the 83(b) Election, attached hereto Exhibit C, if Recipient has indicated in the Acknowledgement his or her decision to make such election.

RECIPIENT HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING AN 83(B) ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION (EXCEPT TO THE EXTENT OF THE CASH WITHHOLDING ELECTION MADE BY RECIPIENT) OR FROM FAILURE TO FILE THE 83(B) ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE TRANSFER RESTRICTIONS ON THE UNVESTED SHARES.

     10. Compliance with Laws and Regulations. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Recipient with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

     11. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this

Agreement will be binding upon Recipient and Recipient's heirs, executors, administrators, legal representatives, successors and assigns.

     12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     13. Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Recipient shall be in writing and addressed to Recipient at the address indicated above or to such other address as Recipient may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by fax or telecopier.

     14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     15. Headings. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     16. Entire Agreement. The Plan and this Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof. No modification or amendment to this Agreement shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

     17. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to negotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision then, (i) such provision shall be excluded from this Agreement; (ii) the balance of this Agreement shall be interpreted as if such provision were so included and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

     18.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     19. Nature of Payments. Any and all grants or deliveries of Shares hereunder shall constitute special incentive payments to Recipient and shall not be taken into account in computing the amount of salary or compensation of Recipient for the purpose of determining any retirement, death or other benefits under (a) any retirement, bonus, life insurance or other employee benefit plan of the Company, or (b) any agreement between the Company on the one hand, and the Recipient on the other hand, except as such plan or agreement shall otherwise expressly provide.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Recipient has executed this Agreement in duplicate as of the Effective Date.

RECIPIENT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 6 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE AT THE WILL OF THE COMPANY. RECIPIENT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON RECIPIENT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH RECIPIENT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE RECIPIENT'S EMPLOYMENT RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.


GEOWORKS CORPORATION                         RECIPIENT



By:
    --------------------------------         -----------------------------------
                                             (Signature)

------------------------------------         -----------------------------------
(Please print name)                          (Please print name)


------------------------------------
(Please print title)

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                                    Exhibit A

            Election Under Section 83(b) of the Internal Revenue Code


The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer's current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below.

1.   TAXPAYER'S NAME:

     SOCIAL SECURITY NUMBER:

     TAXPAYER'S ADDRESS:



2. The property with respect to which the election is made is described as follows:______ shares of Common Stock of Geoworks Corporation, a California corporation (the "Company"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was June 27, 2001 and this election is made for calendar year 2001.

4. The shares are subject to the following restrictions: the shares are subject to forfeiture at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $1.50 per share at the time of transfer.

6.   The amount, if any, paid for such shares was $0 per share.

7.   The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION IS IRREVOCABLE.

Dated:                            , 2001
       ---------------------------          ------------------------------------
                                            Taxpayer's Signature

{Form of transmittal letter for most recipients}

July 13, 2001

REGISTERED MAIL NO. ____________________
RETURN RECEIPT REQUESTED


Internal Revenue Service



     Re: Section 83(b) Election


Dear Sir/Madam:

     Enclosed please find the original and one copy of a Section 83(b) Election which we are filing on behalf of the taxpayers identified on the forms.

     Please acknowledge your receipt of this filing by signing or stamping and dating the copy of each Election Form and returning it to us. A self-addressed, stamped envelope is provided for your convenience.

                                                Very truly yours,

                                                Timothy Toppin, CFO



Enclosures

cc:  all recipients

                                    EXHIBIT B

                       Brief Explanation of Section 83(b)

     As you know, the Agreement provides that the shares you are receiving under the Agreement will be subject to cancellation, if your employment or service with the Company terminates for certain reasons within a stated period of time. This "vesting" restriction should be considered a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended ("IRC").

     As a result of this restriction on your shares, you would normally be taxed, when the restriction lapses on each portion of the shares (i.e. when they "vest"), on an amount equal to the excess of the fair market value of the shares that vest free of the restriction (with such fair market value being measured as of the date the restriction lapses) over the amount you paid for those shares. This could result in an unexpected (and possibly substantial) tax to you in future years. If the shares appreciate in value between now and the time the restriction lapses, you would be required to include the appreciation in your federal and California, if applicable, taxable gross income. This amount would be taxable at the full ordinary rates as compensation, when the restriction lapses -- even if you continue to hold the shares.

     However, under IRC Section 83(b) you may elect instead to be taxed this year on the excess, if any, of the fair market value of the shares (determined without regard to the restrictions mentioned above) on the date you buy them over the amount you paid for the shares. If you file such an election, any subsequent appreciation (or decline) in the value of the shares would, provided you hold the shares for at least twelve months, be taxed as long-term capital gain (or loss) when you eventually dispose of the shares.

     IF YOU MAKE AN 83(B) ELECTION WITH RESPECT TO THE SHARES, SUCH ELECTION WILL BE IRREVOCABLE. IF ALL OR A PORTION OF THE SHARES LATER BECOME SUBJECT TO FORFEITURE, YOU WILL NEVERTHELESS BE TAXED BASED ON THE ENTIRE AMOUNT COVERED BY THE 83(B) ELECTION.

     You must file the election with the Internal Revenue Service (at the same office with which you file your annual tax return) within 30 days of your purchase of the shares. TIMELY FILING OF THE ELECTION FORM IS VERY IMPORTANT! You must also file a copy of the election with your tax return for this year and deliver a copy of the election to the Company. You should keep the fourth copy for your records.

                                    EXHIBIT C

                 ACKNOWLEDGMENT REGARDING SECTION 83(b) ELECTION


     The undersigned has entered a Restricted Stock Bonus Agreement with Geoworks Corporation, a Delaware corporation (the "Company"), pursuant to which the undersigned was granted shares of Common Stock of the Company (the"Shares") pursuant to the Company's 1994 Stock Plan. In connection with the grant of the Shares, the undersigned hereby represents as follows:

     1. The undersigned has carefully reviewed the Agreement pursuant to which the undersigned is granted the Shares.

     2. The undersigned either [check and complete as applicable]:

          (a) [_] has consulted, and has been fully advised by, the undersigned's own tax advisor, _____________________________, whose business address is  _____________________________________, regarding the federal, state and local tax consequences of being granted the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding provisions, if any, of applicable state law; or

          (b)  [_] has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

          (a) [_] to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Agreement, an executed form entitled "Election Under
               Section 83(b) of the Internal Revenue Code of 1986"; or

          (b) [_] not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's grant of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:
     ---------------------------------

Recipient:
          ----------------------------